SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

AMENDMENT NO. 1 TO FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  August 17, 2004

T S Electronics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-29523	73-1564806

(State or other	(Commission	(I.R.S. Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

111 Hilltop Lane
Pottsboro, Texas 75076

(Address of principal executive offices)

902.337.0770

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rules 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rules 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

    The purpose of this amendment to the Form 8-K current report of TS Electronics, Inc. filed on August 20, 2004, is to provide the audited consolidated financial statements of China ESCO Holdings Limited for the fiscal years ended December 31, 2003 an 2002.  The previously reported information in the Form 8-K current report filed on August 20, 2004 is hereby incorporated herein by reference.

Section 9. Financial Statements and Exhibits

Item 9.01 Financial statements of buisness acquired:
China ESCO Holdings Limited and Subsidiary - Consoldiated Audited Financial Statements
as of December 31, 2003 and 2002
b.  Pro forma financial statements:  N/A

c.  Exhibits

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment No. 1 to the Form 8-K current report previously filed by the Registrant on August 20, 2004, to be signed on its behalf by the undersigned hereunto duly authorized.

T S Electronics, Inc.

Date: October 4, 2004	By:	/s/ Keith Boyd
Keith Boyd
President

CHINA ESCO HOLDINGS LIMITED AND SUBSIDIARY CONSOLIDATED FINANCIAL STATEMENTS AS OF DECEMBER 31, 2003 AND 2002

CHINA ESCO HOLDINGS LIMITED AND SUBSIDIARY

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS
CHINA ESCO HOLDINGS LIMITED
(Incorporated in Hong Kong Special Administrative Region of The People's Republic of China)

We have audited the accompanying consolidated balance sheets of China ESCO Holdings Limited and its wholly owned subsidiary AsiaNet PE Systems Limited (the “Company”) as of December 31, 2003 and 2002 and the related consolidated statements of operations, changes in stockholders' equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of China ESCO Holdings Limited as of December 31, 2003 and 2002, and the results of its consolidated operations and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

            /s/Murrell, Hall, McIntosh & Co., PLLP
Murrell, Hall, McIntosh & Co., PLLP
Oklahoma City, Oklahoma
May 1, 2004

1

CHINA ESCO HOLDINGS LIMITED AND SUBSIDIARY
CONSOLIDATED BALANCE SHEETS
DECEMBER 31, 2003 AND 2002
(Expressed in US dollars)

	2003	2002

ASSETS

Current assets:
Cash and equivalents	$1,086,981	$327,881
Accounts receivable trade, net of allowance	73,606	90,339
Advances to employees	24,078	32,068
Note receivable	24,155	-
Inventories	237,226	221,876
Prepayments and other	38,975	27,174

Total current assets	1,485,021	699,338

Property and equipment:
Manufacturing equipment	168,679	154,458
Furniture and fixtures	145,255	112,082
Leasehold improvements	51,596	51,596
Automobile	59,735	59,735

	425,265	377,871
Less accumulated depreciation	(177,613)	(86,194)

	247,652	291,677

Total assets	$1,732,673	$991,015

See the accompanying summary of accounting policies and notes to financial statements.

2

CHINA ESCO HOLDINGS LIMITED AND SUBSIDIARY
CONSOLIDATED BALANCE SHEETS
DECEMBER 31, 2003 AND 2002
(Expressed in US dollars)

	2003	2002

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Accounts payable and accrued liabilities	$298,106	$227,936
Current portion of long-term debt	9,219	9,219
Deferred income	215,075	362,786
Other taxes payable	73,586	128,541
Enterprise income taxes payable	49,816	-

Total current liabilities	645,802	728,482

Long-term debt, net of current portion shown above	2,305	11,524

Stockholders' equity:
Capital stock, par value HK $1, 10,000 shares	1,282	1,282
authorized and issued and retroactively restated to
December 31, 2003 and 2002
Additional paid-in capital, as retroactively restated	128,205	128,205
Capital reserve	104,338	104,338
Retained earnings	849,719	16,162
Other comprehensive income:
Cumulative translation adjustment	1,022	1,022

Total stockholders' equity	1,084,566	251,009

Total liabilities and stockholders' equity	$1,732,673	$991,015

See the accompanying summary of accounting policies and notes to financial statements.

3

CHINA ESCO HOLDINGS LIMITED AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002
(Expressed in US dollars)

	2003	2002

Revenues	$2,904,489	$2,147,897

Cost of goods sold	467,204	433,150

Gross profit	2,437,285	1,714,747

Selling, general and administrative expenses:
Selling expenses	648,100	592,515
Administrative expenses	534,024	645,502
Research and development	35,532	93,550

	1,217,656	1,331,567

Income from operations	1,219,629	383,180

Other income (expenses):
Interest income	4,624	1,806
Interest expense	(3,003)	(2,543)
Other income (expense)	(97,498)	22,377

	(95,877)	21,640

Income before taxes	1,123,752	404,820

Provision for income taxes	(84,282)	-

Net Income	$1,039,470	$404,820

Net earings per share
Weighted average common shares
basic and diluted	10,000	10,000
Net earnings per share
basic and diluted	$103.95	$40.48

See the accompanying summary of accounting policies and notes to financial statements.

4

CHINA ESCO HOLDINGS LIMITED AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002
(Expressed in US dollars)

						Total
	Captial	Additional	Capital	Retained	Other	Stockholders'
	Stock	Paid-in Captial	Reserve	Earnings	Compresensive Income	Equity

Balance, December 31, 2001	$1,282	$128,205	$43,615	$284,266	$1,022	$458,390

Net income for the year
ended December 31, 2002	-	-	-	404,820	-	404,820

Distributions to stockholder	-	-	-	(612,201)	-	(612,201)

Transfer to capital reserve	-	-	60,723	(60,723)	-	-

Balance, December 31, 2002	1,282	128,205	104,338	16,162	1,022	251,009

Net income for the year
ended December 31, 2003	-	-	-	1,039,470	-	1,039,470

Distributions to stockholder	-	-		(205,913)	-	(205,913)

Balance, December 31, 2003	$1,282	$128,205	$104, 338	$849,719	$1,022	$1,084,566

See the accompanying summary of accounting policies and notes to financial statements.

5

CHINA ESCO HOLDING LIMITED AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002
(Expressed in US dollars)

	2003	2002

Cash flows from operating activities:
Net income	$1,039,470	$404,820
Adjustments to reconcile net income to net cash
provided by operating activities -
Depreciation	91,419	63,367
Changes in-
Accounts and notes receivable	568	(90,339)
Prepayments and other	(11,801)	(24,962)
Inventories	(15,350)	(36,257)
Amount due from a director	-	520,292
Accounts payable and accrued liabilities	70,170	22,711
Accruals and other payables	-	161,449
Deferred income	(147,711)	(318,458)
Enterprise income taxes payable	49,817	-
Other tax payable	(54,955)	119,167

Net cash provided by operating activities	1,021,627	821,790

Cash flows from investing activities:
Purchases of fixed assets	(47,394)	(201,559)

Net cash (used in) investing activities	(47,394)	(201,559)

Cash flows from financing activities:
Loan proceeds	-	27,657
Principal payments on loans	(9,220)	(6,914)
Distributions to stockholder	(205,913)	(612,201)

Net cash (used in) financing activities	(215,133)	(591,458)

Net increase in cash	759,100	28,773

Cash, Beginning of Year	327,881	299,108

Cash, End of Year	$1,086,981	$327,881

Supplemental Disclosure of Cash Flow Information
Interest paid	$3,003	$2,543
Enterprise income taxes paid	-	-

See the accompanying summary of accounting policies and notes to financial statements.

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CHINA ESCO HOLDINGS LIMITED AND SUBSIDIARY NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Expressed in US dollars)
1.  DESCRIPTION OF BUSINESS

China ESCO Holdings Limited (the "Company") was incorporated in Hong Kong Special Administrative Region in The People's Republic of China on February 13, 2004 with an authorized capital of $1,282 (HK $10,000) divided into 10,000 ordinary shares at $.12 (HK$1) par value. Subsequent to its incorporation, it acquired all of the registered capital of AsiaNet PE Systems Limited in a transaction treated as a reverse merger for financial reporting purposes. These financial statements have been adjusted to retroactively reflect the effect of this reverse merger as if it had occurred at the time AsiaNet PE Systems was formed.

AsiaNet PE Systems Limited ("AsiaNet") was registered on April 25, 2000 in Zhuhai City Economic Special District, Guangdong Province, in The People’s Republic of China with a registered capital of HK$1,000,000 ($129,227) and a defined period of existence of 10 years to April 25, 2010. According to the Business Registration Certificate of December 20, 2002, the Company changed its name to AsiaNet PE Systems Limited (formerly: AsiaNet Business Limited). The Company is classified as a “Wholly Owned Foreign Enterprise.”

The Company and its subsidiary, AsiaNet, are hereafter collectively referred to as the “Company”.

The Company’s principal core activities are the manufacturing of air conditioning controllers, energy saving system units and spare units, after sales services and subcontracting to electronic products. The Company’s principal country of operations is in The People’s Republic of China (PRC).

2.    BASIS OF PREPARATION

Although the reorganized Company did not legally exist as of the date of the consolidated financial statements, the director considered that it is more meaningful and appropriate to present consolidated balance sheets as of December 31, 2003 and 2002 and consolidated statements of operations, stockholders' equity and cash flow statements for each of the two years then ended as if the reorganization had taken place at the time AsiaNet was formed.

3.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies:

Consolidation Policy – The consolidated financial statements include the accounts of China ESCO and AsiaNet from the date of formation of AsiaNet. All significant inter-company transactions and balances within the Company have been eliminated in these consolidated financial statements.

Cash and Equivalents – The Company considers all highly liquid debt instruments purchased with a maturity period of three months or less to be cash equivalents. Cash represents cash on hand and deposits held in financial institutions. For the purposes of the cash flow statements, cash comprises cash on hand, deposits held on call with the banks and bank overdrafts.

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CHINA ESCO HOLDINGS LIMITED AND SUBSIDIARY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Expressed in US dollars)

3.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - Continued

Accounts Receivable – Provision is made against accounts receivable to the extent they are considered to be doubtful. Accounts receivable in the balance sheets are stated net of such provision. As of December 31, 2003 and 2002, provision for doubtful accounts amounted to $0 and $11,155, respectively.

Inventories - Inventories are stated at the lower of cost or market. The cost of inventories comprises all costs of purchases, costs of conversion and other costs incurred in bringing the inventories to their present location and condition. The costs of conversion of inventories include fixed and variable production overheads, taking into account the stage of completion. The cost of inventories is determined using the weighted average method.

Capital Reserve – Capital reserve represents the amount of reserve appropriated from the net distributable profit after income tax in each year when a net profit is generated. In accordance with the provisions of the Company’s Memorandum and Articles of Association, the Company is required to appropriate 15% of the net distributable profit, after enterprise income taxes, to capital reserve.

One-third of the capital reserve is set aside for possible use for enterprise development. Management believes it has accrued sufficient funds to cover all anticipated staff welfare payments as of December 31, 2003 and that this reserve is not impaired at this date. The Company shall not be required to appropriate any amount to capital reserve when the balance standing in capital reserve is equal to or exceeds 50% of the registered capital.

Property and Equipment – Property and equipment are stated at cost less accumulated depreciation. The cost of an asset comprises its purchase price and any directly attributable costs of bringing the asset to its present working condition and location for its intended use.

Property and equipment is being depreciated over the estimated useful lives of the related assets. Depreciation is computed on the cost of assets, less the residue value of 3% on costs, on a straight-line basis over useful lives as follows:

Leasehold improvements	Over the lease terms
Manufacturing equipment	5 years
Furniture & fixtures	5 years
Motor vehicles	5 years

Repairs and maintenance are charged to operations when incurred. Betterments and renewals are capitalized. When property and equipment are sold or otherwise disposed of, the asset account and the related accumulated depreciation account are relieved, and any gain or loss is included in operations.

Property and equipment are evaluated quarterly for any impairment in value. Where the recoverable amount of any property and equipment is determined to have declined below its carrying amount, the carrying amount is reduced to reflect the decline in value. Impairments are charged to expense at the time that management has determined an impairment has been incurred. There were no property and equipment impairments recognized during the years ended December 31, 2003 and 2002.

Receipts in Advance – Revenue from the sale of goods or services is recognized when goods are delivered or services are rendered.  Income for goods to be delivered or services to be rendered in the subsequent year are carried forward as deferred revenue.

8

CHINA ESCO HOLDINGS LIMITED AND SUBSIDIARY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Expressed in US dollars)

3.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – Continued

Revenue Recognition – Revenue from the sale of goods and services is recognized on the transfer of risks and rewards of ownership, which generally coincides with the time when the goods are delivered to customers and the title has passed and services have been rendered and invoiced. Other income is recognized when it is earned.

Foreign Currencies – The financial position and results of operations of the Company are determined using the local currency (“Renminbi” or “Yuan”) as the functional currency. Foreign currency transactions during the year are converted at the average rate of exchange during the reporting period. Monetary assets and liabilities denominated in foreign currencies at the balance sheet dates are translated at the prevailing market rates of exchange at those dates. All exchange differences are dealt with in the statement of operations. The Company’s principal country of operations is in The People’s Republic of China.

The registered equity capital and fixed assets denominated in the functional currency are translated at the historical rate of exchange at the time of capital contribution and purchases of fixed assets and exchange differences arising from translating equity capital, reserves and fixed assets at the exchange rate prevailing at the balance sheet date are dealt with as an exchange fluctuation reserve in members’ equity.

Retirement Benefit Costs – According to The People’s Republic of China regulations on pensions, the Company contributes to a defined contribution retirement plan organized by municipal government in the province in which the Company is registered and all qualified employees are eligible to participate in the Plan. Contributions to the plan are calculated at 15.8% of the employees’ salaries above a fixed threshold amount and the employees contribute 5.8% while the Company contributes the balance contribution of 10%. The Company has no other material obligation for the payment of retirement benefits beyond the annual contributions under this plan.

For the years ended December 31, 2003 and 2002, the Company’s pension cost under the plan totaled $11,706 and $11,733, respectively. As of December 31, 2003 and 2002, the Company’s pension contributions of $11,706 and $11,733, respectively, have been paid to the State Pension Fund.

Taxation – Taxes on overseas profits has been calculated on the estimated assessable profits for the year at the rates of taxation prevailing in the country in which the Company operates.

Provision for The People’s Republic of China enterprise income tax is calculated at the prevailing rate based on the estimated assessable profits less available tax relief for losses brought forward.

Enterprise income tax

Under the Provisional Regulations of The People’s Republic of China Concerning Income Tax on Enterprises promulgated by the State Council and which came into effect on January 1, 1994, income tax is payable by enterprises at a rate of 33% of their taxable income. Preferential tax treatment may, however, be granted pursuant to any law or regulations from time to time promulgated by the State Council.  Because the Company qualifies as a foreign owned enterprise, it is entitled to a preferential tax rate of 15% of its taxable income.

9

CHINA ESCO HOLDINGS LIMITED AND SUBSIDIARY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Expressed in US dollars)

3.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -Continued

Enterprise income tax (“EIT”) is provided on the basis of the statutory profit for financial reporting purposes, adjusted for income and expense items, which are not assessable or deductible for income tax purposes.

The Company was entitled to “tax holidays” for two years with full exemption from EIT and three years of one half exemption of the relevant applicable tax rate by the tax authority commencing from the first year of profitable operations beginning in 2000. In 2003, the Company was entitled to “tax holidays” of one half exemption of the relevant applicable tax rate. During 2002, the Company enjoyed a full exemption from EIT taxes.  During 2003, the Company's effective tax rate was one half of the 15% staturtory rate for foreign owned enterprises or 7 1/2%.

Value added tax

The Provisional Regulations of The People’s Republic of China Concerning Value Added Tax promulgated by the State Council came into effect on January 1, 1994. Under these regulations and the Implementing Rules of the Provisional Regulations of the PRC Concerning Value Added Tax, value added tax is imposed on goods sold in or imported into the PRC and on processing, repair and replacement services provided within the PRC.

Value added tax payable in The People’s Republic of China is charged on an aggregated basis at a rate of 13% or 17% (depending on the type of goods involved) on the full price collected for the goods sold or, in the case of taxable services provided, at a rate of 17% on the charges for the taxable services provided, but excluding, in respect of both goods and services, any amount paid in respect of value added tax included in the price or charges, and less any deductible value added tax already paid by the taxpayer on purchases of goods and services in the same financial year.

Fair Value of Financial Instruments - The carrying amounts of certain financial instruments, including cash, accounts receivable, other receivables, accounts payable, accrued expenses, and other payables approximate their fair values as at December 31, 2003 and 2002 because of the relatively short-term maturity of these instruments.

4.  CONCENTRATIONS OF BUSINESS AND CREDIT RISK

All of the Company’s bank accounts are maintained in the PRC and are not covered by any type of protection similar to that provided by the FDIC on funds held in U.S. banks.

The Company provides credit in the normal course of business. The Company performs ongoing credit evaluations of its customers and clients and maintains allowances for doubtful accounts based on factors surrounding the credit risk of specific customers and clients, historical trends, and other information.

10

CHINA ESCO HOLDINGS LIMITED AND SUBSIDIARY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Expressed in US dollars)

5.  INVENTORIES

Inventories are recorded at the lower of average cost or fair market value. Inventories consist of the following as of December 31, 2003 and 2002:

	2003	2002

Raw materials	$133,275	$114,815
Work-in-progress	11,392	21,792
Finished goods	92,559	85,269

	$237,226	$221,876

6.  LONG-TERM DEBT

The Company has purchased an automobile under a financing arrangement which bears interest at 6.24% per annum and is repayable in monthly installments through March 2005.

As of December 31, 2003 and 2002, the principal maturities on this obligation are as follows:

	December 31

	2003	2002

Current portion	$9,219	$9,219
Long-term portion	2,305	11,524

	$11,524	$20,743

    Following are the maturities on long term debt as of December 31, 2003 for each of the next five years:

Amount

2004	$9,219
2005	2,305
2006	-
2007	-
2008	-

Total	$11,524

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CHINA ESCO HOLDINGS LIMITED AND SUBSIDIARY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Expressed in US dollars)

7.  LEASES

Minimum future rental payments under non-cancelable operating leases as of December 31, 2003 for each of the next five years and in the aggregate are:

Year ended December 31,	Amount

2004	$58,949
2005	9,263
2006	-
2007	-
2008	-

Total	$68,212

8.  NEW ACCOUNTING PRONOUNCEMENTS

In 2001, the Financial Accounting Standards Board issued new pronouncements: SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets.  The adaption of this standard has had no effect on the Company's balance sheet or statements of operations.

SFAS No. 144 is effective for the Company for the fiscal year beginning January 1, 2002 and addresses accounting and reporting for the impairment or disposal of long-lived assets. SFAS No. 144 supersedes SFAS No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of, and Accounting Principles Board Opinion No. 30, Reporting the Results of Operations - Reporting the Effects of Disposal of a Segment of a Business. SFAS No. 144 retains the fundamental provisions of SFAS No. 121 and expands the reporting of discontinued operations to include all components of an entity with operations that can be distinguished from the rest of the entity and that will be eliminated from the ongoing operations of the entity in a disposal transaction. The adoption of this standard has had no material effect on the Company’s balance sheet or statement of operations.

In April of 2002, the Financial Accounting Standards Board issued SFAS No. 145, “Recession of FASB Statements No. 4, 44, and 64, Amendment of FASB No. 13, and Technical Corrections. SFAS deals with reporting gains and losses for extinguishment of debt, accounting for intangible Assets of Motor Carriers, and sales and leaseback transactions. The adoption of this standard has had no impact on the Company’s balance sheet or statements of operations.

In June of 2002, the Financial Accounting Standards Board issued SFAS No. 146 “Accounting for Costs Associated with Exit or Disposal Activities. This statement requires that cost associated with an exit or disposal activity be recognized only when the liability is incurred. The adoption of this standard has had no impact on the Company’s financial statements.

In October of 2002, the Financial Accounting Standards Board issued SFAS No. 147 “Acquisition of Certain Financial Institutions. The adoption of this standard has had no impact on the Company’s financial statements.

12

CHINA ESCO HOLDINGS LIMITED AND SUBSIDIARY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
(Expressed in US dollars)

8.  NEW ACCOUNTING PRONOUNCEMENTS - Continued

In December of 2002, the Financial Accounting Standards Board issued SFAS No. 148 “Accounting for Stock-Based Compensation- Transition and Disclosure. This statement amends SFAS No. 123 “Accounting for Stock Based Compensation”, to provide alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. The adoption of this standard has had no impact on the Company’s financial statements.

In April of 2003, the Financial Accounting Standards Board issued SFAS No. 149 “Amendment of Statement 133 on Derivative Instruments and Hedging Activities. This statement amends and clarifies financial accounting and reporting for derivative instruments and for hedging activities Under FASB No. 133 “Accounting for Derivative Instruments and Hedging Activities. The adoption of this standard has had no impact on the Company’s financial statements.

In May of 2003, the Financial Accounting Standards Board issued SFAS No. 150 “Accounting for Certain Financial Instruments with Characteristics of both Liability and Equity. This standard establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. The adoption of this standard has had no impact on the Company ‘s financial statements.

13